                                                                               .
                                                                               .
                                                                               .
                                    EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                                     STATE OF
NAME OF                                                             TYPE OF                                          INCORPORATION
SUBSIDIARY                                                          ENTITY                                           OR FORMATION
-----------                                                         -------                                          -------------
 U.S. PT - Delaware, Inc.                                           Corporation                                      Delaware
 U.S. Therapy, Inc. dba The
   Facilities Group, Inc.                                           Corporation                                      Texas
 National Rehab GP, Inc.                                            Corporation                                      Texas
 National Rehab Delaware, Inc.                                      Corporation                                      Delaware
 U.S. PT - Michigan, Inc.                                           Corporation                                      Delaware
 HH Rehab Associates, Inc. dba
   Genesee Valley Physical Therapy
   dba Theramax Physical Therapy                                    Corporation                                      Michigan
   dba Rebound Physical Therapy                                     Corporation                                      Michigan
 Professional Rehab Services, Inc.
   dba Northwoods Physical Therapy
   dba Thibodeau Physical Therapy
   dba Evergreen Physical Therapy                                   Corporation                                      Michigan
 U.S. Physical Therapy, Ltd.                                        Limited Partnership                              Texas
 U.S. PT Management, Ltd.                                           Limited Partnership                              Texas
 National Rehab Management
   GP, Inc.                                                         Corporation                                      Texas
 Rehab Partners #1, Inc.                                            Corporation                                      Texas
 Rehab Partners #2, Inc.                                            Corporation                                      Texas
 Rehab Partners #3, Inc.                                            Corporation                                      Texas
 Rehab Partners #4, Inc.                                            Corporation                                      Texas
 Rehab Partners #5, Inc.                                            Corporation                                      Texas
 Rehab Partners #6, Inc.                                            Corporation                                      Texas
 U.S. PT Payroll, Inc. (formerly
   Rehab Partners #7, Inc.)                                         Corporation                                      Texas
 Rehab Partners Acquisition
   #1, Inc.                                                         Corporation                                      Texas
 U.S. PT Therapy Services, Inc.
   (formerly U.S. Surgical
   Partners, Inc.) dba Cornerstone
   Physical Therapy                                                 Corporation                                      Delaware
 U.S. Surgical Partners #1, Inc.                                    Corporation                                      Texas
 Effingham Ambulatory Surgery
   Center, L.P. (formerly U.S.
   Surgical Partners of College
   Park, Limited Partnership                                        Limited Partnership                              Texas
 U.S. Surgical Partners #2, Inc.                                    Corporation                                      Texas
 Midland Surgical Partners, Ltd.                                    Limited Partnership                              Texas
 U.S. PT Turnkey Services, Inc.
   (formerly Surgical Management
   GP, Inc.                                                         Corporation                                      Texas
 U.S. Surgical Partners
   Management, Ltd.                                                 Limited Partnership                              Texas
 Southeastern Hand Rehabilitation,
   Inc. dba Reist Hand Therapy
   dba Achieve Physical Therapy                                     Corporation                                      Florida
 Action Physical Therapy
   Clinic, Ltd.                                                     Limited Partnership                              Texas
 Cypresswood Physical
   Therapy Centre, Ltd.                                             Limited Partnership                              Texas
 Progressive Physical
   Therapy Clinic, Ltd.                                             Limited Partnership                              Texas
 Virginia Parc Physical
   Therapy, Ltd. dba
   McKinney Physical Therapy
   Associates                                                       Limited Partnership                              Texas
 Dearborn Physical Therapy,
   Ltd. dba Advanced
   Physical Therapy                                                 Limited Partnership                              Texas
 Saline Physical Therapy of
   Michigan, Ltd. dba Physical
   Therapy in Motion                                                Limited Partnership                              Texas

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                                     STATE OF
NAME OF                                                           TYPE OF                                            INCORPORATION
SUBSIDIARY                                                        ENTITY                                             OR FORMATION
-----------                                                       -------                                            -------------
 R. Clair Physical Therapy,
   Limited Partnership                                            Limited Partnership                                Texas
 Roepke Physical Therapy,
   Limited Partnership                                            Limited Partnership                                Texas
 Merrill Physical Therapy,
   Limited Partnership                                            Limited Partnership                                Texas
 Joan Ostermeier Physical
   Therapy, Limited
   Partnership dba Sport &
   Spine Clinic of Wittenberg                                     Limited Partnership                                Texas
 Crossroads Physical Therapy,
   Limited Partnership                                            Limited Partnership                                Texas
 Kelly Lynch Physical Therapy,
   Limited Partnership                                            Limited Partnership                                Texas
 U.S. PT Michigan #1, Limited
   Partnership                                                    Limited Partnership                                Texas
 Spracklen Physical Therapy,
   Limited Partnership                                            Limited Partnership                                Texas
 Bosque River Physical Therapy
   and Rehabilitation, Limited
   Partnership                                                    Limited Partnership                                Texas
 Frisco Physical Therapy, Limited
   Partnership                                                    Limited Partnership                                Texas
 Spinal Therapy Institute,
   Limited Partnership                                            Limited Partnership                                Texas
 Sport & Spine Clinic of Fort
   Atkinson, Limited Partnership                                  Limited Partnership                                Texas
 Sport & Spine Clinic of
   Auburndale, Limited Partnership                                Limited Partnership                                Texas
 Back in Balance, Limited
   Partnership                                                    Limited Partnership                                Texas
 Kingwood Physical Therapy, Ltd.                                  Limited Partnership                                Texas
 Enid Therapy Center,
   Limited Partnership                                            Limited Partnership                                Texas
 Dynamic Physical Therapy
   of Round Rock, Ltd.                                            Limited Partnership                                Texas
 Active Physical Therapy,
   Limited Partnership                                            Limited Partnership                                Texas
 Genesis Rehabilitation and
   Sports Center - Jackson,
   Limited Partnership dba
   Genesis Physical Therapy Group                                 Limited Partnership                                Texas
 Cleveland Physical Therapy, Ltd.                                 Limited Partnership                                Texas
 Aquatic and Orthopedic Rehab
   Specialists, Limited
   Partnership dba Oceanside
   Physical Therapy                                               Limited Partnership                                Texas
 Vileno Therapy of Treasure
   Coast, Limited Partnership                                     Limited Partnership                                Texas
 Comprehensive Hand & Physical
   Therapy, Limited Partnership                                   Limited Partnership                                Texas
 Debra Dent Physical Therapy,
   Limited Partnership                                            Limited Partnership                                Texas
 Hands Plus Therapy Center,
   Limited Partnership                                            Limited Partnership                                Texas
 South Tulsa Physical Therapy,
   Limited Partnership                                            Limited Partnership                                Texas
 Hands On Therapy, Limited
   Partnership                                                    Limited Partnership                                Texas

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                                     STATE OF
NAME OF                                                             TYPE OF                                          INCORPORATION
SUBSIDIARY                                                          ENTITY                                           OR FORMATION
-----------                                                         -------                                          -------------
 U.S. PT Michigan #2, Limited
   Partnership                                                      Limited Partnership                              Texas
 First Choice Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Tupelo Hand Rehabilitation,
   Limited Partnership                                              Limited Partnership                              Texas
 The Hale Hand Center,
   Limited Partnership                                              Limited Partnership                              Texas
 Sooner Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Arrow Physical Therapy, Limited
   Partnership dba Broken Arrow
   Physical Therapy                                                 Limited Partnership                              Texas
 Achieve Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Melbourne Physical Therapy
   Specialists, Limited Partnership                                 Limited Partnership                              Texas
 Maine Physical Therapy,
   Limited Partnership dba
   Maine Physical Therapy                                           Limited Partnership                              Texas
 Brentwood Physical Therapy,
   Limited Partnership (clinic
   sold 12/31/01)                                                   Limited Partnership                              Texas
 Saginaw Valley Sport and Spine,
   Limited Partnership dba Saginaw
   Valley Sport & Spine, Bay City
   Sport & Spine and Midland Sport
   & Spine                                                          Limited Partnership                              Texas
 Brazos Valley Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Plymouth Physical Therapy
   Specialists, Limited
   Partnership                                                      Limited Partnership                              Texas
 Brick Hand & Rehabilitative
   Services, Limited Partnership                                    Limited Partnership                              Texas
 Heartland Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Bay View Physical Therapy, Ltd.
   dba Pine State Physical Therapy                                  Limited Partnership                              Texas
 Thomas Hand and Rehabilitation
   Specialists, Limited
   Partnership dba Thomas Physical
   & Hand Therapy dba Thomas Hand
   Institute                                                        Limited Partnership                              Texas
 Hand Health and Rehabilitation,
   Limited Partnership                                              Limited Partnership                              Texas
 Flannery Physical Therapy,
   Limited Partnership dba
   Physical Therapy Plus                                            Limited Partnership                              Texas
 Port City Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Proactive Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 All Brunswick Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Mooresville Management,
   Limited Partnership                                              Limited Partnership                              Texas
 Beaufort Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 English Creek Hand & Therapy
   Center, Limited Partnership                                      Limited Partnership                              Texas

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                                     STATE OF
NAME OF                                                             TYPE OF                                          INCORPORATION
SUBSIDIARY                                                          ENTITY                                           OR FORMATION
-----------                                                         -------                                          -------------
 Brownwood Physical Therapy,
   Limited Partnership dba
   Pecan Valley Physical Therapy                                    Limited Partnership                              Texas
 Four Corners Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Wilmington Hand Therapy, Limited
   Partnership dba Hand Therapy
   of Wilmington                                                    Limited Partnership                              Texas
 High Point Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Yarmouth Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Quantum Physical Therapy, Limited
   Partnership                                                      Limited Partnership                              Texas
 Spine & Sport Physical Therapy,
   Limited Partnership dba The Hand
   Institute of Spine & Sport                                       Limited Partnership                              Texas
 Norman Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Rice Rehabilitation Associates,
   Limited Partnership                                              Limited Partnership                              Texas
 Physical Therapy and Spine
   Institute, Limited Partnership                                   Limited Partnership                              Texas
 Forest City Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Leader Physical Therapy,
   Limited Partnership dba
   Memphis Physical Therapy                                         Limited Partnership                              Texas
 Coastal Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Eastgate Physical Therapy,
   Limited Partnership dba
   Summit Physical Therapy                                          Limited Partnership                              Texas
 Lucasville Therapy Services,
   Limited Partnership                                              Limited Partnership                              Texas
 Ankeny Physical & Sports Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Brem Physical Therapy Associates,
   Limited Partnership (closed
   effective 05/31/99)                                              Limited Partnership                              Texas
 Penn's Wood Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Regional Physical Therapy
   Center, Limited Partnership                                      Limited Partnership                              Texas
 Wyman Physical Therapy,
   Limited Partnership dba
   Precision Physical Therapy                                       Limited Partnership                              Texas
 Adams County Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Coppell Spine & Sports Rehab,
   Limited Partnership dba Physical
   Therapy of Flower Mound dba
   Green Oaks Physical Therapy                                      Limited Partnership                              Texas
 Julie Emond Physical Therapy,
   Limited Partnership dba
   Maple Valley Physical Therapy                                    Limited Partnership                              Texas
 City of Lakes Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Radtke Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas
 Hoeppner Physical Therapy,
   Limited Partnership                                              Limited Partnership                              Texas

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                                     STATE OF
NAME OF                                                              TYPE OF                                         INCORPORATION
SUBSIDIARY                                                           ENTITY                                          OR FORMATION
-----------                                                          -------                                         -------------
 Des Moines Physical Therapy,
   Limited Partnership dba
   Des Moines Physical Therapy                                       Limited Partnership                             Texas
 Shrewsbury Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Heritage Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Mansfield Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Texstar Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Peninsula Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Lake Side Physical Therapy,
   Limited Partnership dba
   Lakeside Physical Therapy                                         Limited Partnership                             Texas
 Flint Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Pelican State Physical Therapy,
   Limited Partnership dba
   Audubon Physical Therapy                                          Limited Partnership                             Texas
 Airpark Physical Therapy,
   Limited Partnership dba
   Philadelphia Physical Therapy                                     Limited Partnership                             Texas
 Capital Hand and Physical
   Therapy, Limited Partnership                                      Limited Partnership                             Texas
 Maines & Dean Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Edge Physical Therapy, Limited
   Partnership dba River's Edge
   Physical Therapy                                                  Limited Partnership                             Texas
 Laurel Physical Therapy,
   Limited Partnership dba
   South Mississippi Physical Therapy                                Limited Partnership                             Texas
 Riverwest Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Scott Black Physical Therapy,
   Limited Partnership dba
   Northern Neck Physical Therapy                                    Limited Partnership                             Texas
 Mountain View Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Intermountain Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 White Mountain Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Battle Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Covington Rehabilitation and
   Hand Therapy, Limited Partnership
   dba South Mississippi Physical
   Therapy                                                           Limited Partnership                             Texas
 Crawford Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Mobile Spine and Rehabilitation,
   Limited Partnership                                               Limited Partnership                             Texas
 University Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Oregon Spine & Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas
 Audubon Physical Therapy,
   Limited Partnership                                               Limited Partnership                             Texas

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                                     STATE OF
NAME OF                                                                  TYPE OF                                     INCORPORATION
SUBSIDIARY                                                               ENTITY                                      OR FORMATION
-----------                                                              -------                                     -------------
 Bow Physical Therapy & Spine
   Center, Limited Partnership                                           Limited Partnership                         Texas
 Caldwell Management, Limited
   Partnership                                                           Limited Partnership                         Texas
 Southeast Boise Management,
   Limited Partnership                                                   Limited Partnership                         Texas
 North Shore Sports & Physical
   Therapy, Limited Partnership                                          Limited Partnership                         Texas
 Performance and Sports Medicine,
   L.P, dba Center for Performance
   & Sports Medicine Excellence                                          Limited Partnership                         Texas
 Physical Therapy Connection of
   McLean, Limited Partnership                                           Limited Partnership                         Texas
 Royal Physical Therapy,
   Limited Partnership                                                   Limited Partnership                         Texas
 Sport & Spine Clinic, L.P.                                              Limited Partnership                         Texas
 Yarmouth Physical Therapy,
   Limited Partnership                                                   Limited Partnership                         Texas
 Sport & Spine Clinic L.P.                                               Limited Partnership                         Texas
 Flannery Physical Therapy,
   Limited Partnership, dba
   Physical Therapy Plus                                                 Limited Partnership                         Texas
 Cupertino Physical Therapy,
   Limited Partnership, dba
   Peak Physical Therapy                                                 Limited Partnership                         Texas
 Town & Country Physical Therapy,
   Limited Partnership                                                   Limited Partnership                         Texas
 Mountain View Physical Therapy,
   Limited Partnership                                                   Limited Partnership                         Texas
 Aquatic and Orthopedic Rehab Specialists,
   Limited Partnership, dba Oceanside
   Physical Therapy                                                      Limited Partnership                         Texas
 Ashland Physical Therapy,
   Limited Partnership                                                   Limited Partnership                         Texas
 Lake Houston Physical Therapy,
   Limited Partnership                                                   Limited Partnership                         Texas
 R. Clair Physical Therapy,
   Limited Partnership, dba R. Clair
   Physical Therapy Limited Partnership                                  Limited Partnership                         Texas
 Town & Country Physical Therapy,
   Limited Partnership                                                   Limited Partnership                         Texas
 South Tulsa Physical Therapy, Limited
   Partnership, dba Physical Therapy of Jenks                            Limited Partnership                         Texas
 Coppell Spine & Sports Rehab, Limited
   Partnership dba North Davis/Keller
   Physical Therapy                                                      Limited Partnership                         Texas
 Green Oaks Physical Therapy, Limited
   Partnership dba Green Oaks PT - Cedar Hill                            Limited Partnership                         Texas
 Green Oaks Physical Therapy, Limited
   Partnership dba Green Oaks Physical Therapy                           Limited Partnership                         Texas
 US PT Therapy Services Inc. dba
   Mountain View Physical Therapy of Medford                             Corporation                                 Texas
 Spectrum Physical Therapy, Limited
   Partnership                                                           Limited Partnership                         Texas
 Peninsula Physical Therapy, Limited
   Partnership dba Portland Physical Therapy
   Specialists                                                           Limited Partnership                         Texas
 Precise Touch Physical Therapy, Limited
   Partnership dba Precise Touch                                         Limited Partnership                         Texas
 US PT Therapy Services Inc. dba
   Waco Sports Medicine and Rehabilitation                               Corporation                                 Texas

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                                     STATE OF
NAME OF                                                                    TYPE OF                                   INCORPORATION
SUBSIDIARY                                                                 ENTITY                                    OR FORMATION
-----------                                                                -------                                   -------------
 Lucasville Physical Therapy, Limited
   Partnership dba Physical Therapy
   of Wheelersburg                                                         Limited Partnership                       Texas
 Custom Physical Therapy, Limited
   Partnership                                                             Limited Partnership                       Texas
 Workwise Therapy Services, Limited
   Partnership                                                             Limited Partnership                       Texas
 High Plains Physical Therapy,
   Limited Partnership                                                     Limited Partnership                       Texas
 Evergreen Physical Therapy,
   Limited Partnership                                                     Limited Partnership                       Texas
 Wise Performance Physical Therapy,
   Limited Partnership                                                     Limited Partnership                       Texas
 US PT Therapy Services Inc. dba
   Advantage Physical Therapy                                              Corporation                               Texas
 US PT Therapy Services Inc. dba
   Talent Physical Therapy                                                 Corporation                               Texas
 Cross Creek Physical Therapy,
   Limited Partnership                                                     Limited Partnership                       Texas
 Georgia Orthopedic Physical Therapy,
   Limited Partnership                                                     Limited Partnership                       Texas
 Sport & Spine Clinic of Nekoosa,
   Limited Partnership                                                     Limited Partnership                       Texas
 Port Orange Physical Therapy,
   Limited Partnership                                                     Limited Partnership                       Texas
 US PT Therapy Services Inc. dba
   Lake City Hand Therapy                                                  Corporation                               Texas
 US PT Therapy Services Inc. dba
   Dynamic Hand Therapy                                                    Corporation                               Texas
 US PT Therapy Services Inc. dba
   Carolina Hand and Wellness Center                                       Corporation                               Texas
 US PT Therapy Services Inc. dba
   Therapyworks                                                            Corporation                               Texas
 Cape Cod Hand Therapy,
   Limited Partnership                                                     Limited Partnership                       Texas
 US PT Therapy Services Inc. dba
   Tulsa Hand Therapy                                                      Corporation                               Texas
 US PT Therapy Services Inc. dba
   Missouri City Physical Therapy                                          Corporation                               Texas
 US PT Therapy Services Inc. dba
   North Valley Physical and Occupational Therapy                          Corporation                               Texas
 US PT Therapy Services Inc. dba
   Pinnacle Therapy Services                                               Corporation                               Texas
 US PT Therapy Services Inc. dba
   Metro Hand Therapy                                                      Corporation                               Texas
 US PT Therapy Services Inc. dba
   Northern Illinois Therapy Services                                      Corporation                               Texas
 US PT Therapy Services Inc. dba
   First Choice Physical Therapy                                           Corporation                               Texas